UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 31, 2011

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

1-32944	PPL Energy Supply, LLC (Exact name of Registrant as specified in its charter) (Delaware) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-3074920

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

On January 31, 2011, PPL Energy Supply, LLC (“PPL Energy Supply”) distributed (the “Distribution”) its membership interest in PPL Global, LLC (“PPL Global”), representing one hundred percent of the outstanding membership interests of PPL Global, to PPL Energy Supply’s parent, PPL Energy Funding Corporation. The Distribution was made based on the book value of the assets and liabilities of PPL Global with financial effect as of January 1, 2011.  The purpose of the Distribution is to better align PPL Corporation’s organizational structure with the manner in which it manages these businesses and reports segment information in its consolidated financial statements.  The main business of PPL Global is the delivery of electricity in southwest England and south Wales.

The Distribution will be reflected in the Form 10-Q of PPL Energy Supply for the quarter ended March 31, 2011.  Following the Distribution, PPL Energy Supply will retain its core business, the generation and marketing of power, primarily in the northeastern and western power markets of the U.S.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Pro Forma Financial Information

In accordance with Rule 11-01(a)(4) of Regulation S-X, filed herewith as Exhibit 99.1 is unaudited pro forma consolidated financial information of PPL Energy Supply and PPL Global, giving effect to the Distribution.  The unaudited pro forma consolidated financial information has been derived from the historical consolidated financial statements of PPL Energy Supply and PPL Global.  The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2010 and for the year ended December 31, 2009 give effect to the Distribution as if it was completed on January 1, 2009.  The unaudited pro forma consolidated balance sheet as of September 30, 2010 gives effect to the Distribution as if it was completed on September 30, 2010.

Assumptions and estimates underlying the pro forma adjustments are described in the accompanying Notes to Pro Forma Consolidated Financial Statements, which should be read in conjunction with the pro forma financial statements.  The pro forma financial statements should also be read in conjunction with the consolidated financial statements of PPL Energy Supply as of and for the periods ended September 30, 2010 and December 31, 2009, which were previously filed with the Securities and Exchange Commission.

(d)	Exhibits

99.1 -
Unaudited Pro Forma Consolidated Financial Information of PPL Energy Supply, LLC and Subsidiaries, consisting of: Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2010; Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2009; Pro Forma Consolidated Balance Sheet as of September 30, 2010; and Notes to Pro Forma Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Paul A. Farr
Paul A. Farr Executive Vice President and Chief Financial Officer

PPL ENERGY SUPPLY, LLC

By:	/s/ Paul A. Farr
Paul A. Farr Executive Vice President

Dated:  January 31, 2011